Exhibit 10.1

                  EMPLOYEES RESTRICTED STOCK PURCHASE AGREEMENT

         AGREEMENT made as of this 8th day of December, 2006, (the "Effective Date") between Balchem Corporation, Inc., a Maryland corporation (the "Company") and [employee] (the "Purchaser").

         WHEREAS, pursuant to the Company's Amended and Restated 1999 Stock Plan (the "Plan"), the Company wishes to grant Purchaser a stock purchase right, as such term is defined in Section 1 of the Plan, to purchase shares of the Company's common stock subject to the terms and conditions of the Plan and this Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in the Plan and herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

         1. Stock Purchase Right.
            --------------------

         1.1 Grant of Stock  Purchase  Right.  The Company  hereby grants to the
             -------------------------------
Purchaser the right and option (the "Stock Purchase Right"), for a period from the date hereof until the "Expiration Date" (as defined in Section 1.3 below), to purchase __________________________ (_______) shares of the Common Stock,
$.06(2)/3 par value per share, of the Company (the "Shares") for a purchase price of $.06(2)/3 per share, on the terms and subject to the conditions, repurchase options, restrictions and other provisions set forth in this Agreement and in the Plan.

         1.2 Exercise. Subject to the conditions set forth in this Agreement and
             --------
in the Plan, the Purchaser may exercise the Stock Purchase Right and subscribe to purchase the Shares by executing and delivering this Agreement to the Company at any time prior to the Expiration Date, accompanied by payment in full of the purchase price for the Shares being purchased in cash or by check of the Purchaser payable to the order of the Company. Upon receipt of such payment and executed Agreement from the Purchaser, the Company shall issue one or more certificates in the name of the Purchaser for that number of Shares purchased by the Purchaser, which Shares shall be subject to the restrictions, conditions and other provisions set forth in this Agreement and in the Plan.

         1.3 Expiration. This Stock Purchase Right and the right to purchase the
             ----------
Shares hereunder shall expire and be of no further force or effect on December 27, 2006.

         1.4  Nontransferability  of Stock Purchase  Right.  This Stock Purchase
              --------------------------------------------
Right is personal to the Purchaser, and neither the right to purchase the Shares or any other right hereunder may be assigned, transferred, pledged or hypothecated (whether by operation of law or otherwise), nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to assign, pledge, transfer, hypothecate or otherwise dispose of this Stock Purchase Right or any rights granted hereunder, or upon the levy of any attachment or similar process upon this Stock Purchase Right or any such rights, this Stock Purchase Right and all of the rights of the Purchaser hereunder shall thereupon automatically terminate and become null and void.

         2. Company  Representations and Warranties.  The Company represents and
            ---------------------------------------
warrants to the Purchaser as follows:

         2.1 Organization.  The Company is a corporation duly organized, validly
             ------------
existing and in good standing under the laws of the State of Maryland and has the corporate power and authority to enter into, execute and deliver this Agreement and to perform fully its obligations hereunder.

         2.2  Authority  to Execute and Perform  Agreement.  The  execution  and
              --------------------------------------------
delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of the Company. This Agreement has been duly executed and delivered by the Company and, upon execution hereof by the Purchaser, will constitute a valid and binding obligation of the Company, enforceable in accordance with its terms.

         2.3 Issuance of Shares.  The issuance,  sale and delivery of the Shares
             ------------------
in accordance with Section 1 of this Agreement have been duly authorized by all necessary corporate action on the part of the Company. The Shares, when issued, sold and delivered against payment therefore in accordance with the provisions of this Agreement, will be duly and validly issued, fully paid and nonassessable.

         3. Purchaser's Representations and Warranties. The Purchaser represents
            ------------------------------------------
and warrants to the Company as follows:

         3.1  Investment.  The  Purchaser is  purchasing  the Shares for his own
              ----------
account for investment only, and not with a view to, or for resale in connection with, any distribution of the Shares in violation of the Securities Act of 1933, as amended (the "Securities Act"), or any rule or regulation thereunder.

         3.2  Adequate   Information.   The  Purchaser  has  had  such  adequate
              ----------------------
opportunity to obtain from representatives of the Company such information as is necessary to permit an evaluation of the risks and merits of the investment in the Company.

         3.3 Assessment of Risk. The Purchaser has had sufficient  experience in
             ------------------
business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

         3.4 Economic  Risk.  The  Purchaser  can afford a complete  loss of the
             --------------
value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

         3.5 Transfer Restrictions.  The Purchaser understands that, in addition
             ---------------------
to the restrictions on transfer of the Shares set forth in Section 6 hereof, (i) the Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act, (ii) the Shares cannot be sold, transferred or otherwise disposed of until the Shares have vested in accordance with this Agreement.

      4. Intentionally omitted.
         ---------------------

      5. Repurchase.
         ----------

      5.1 Repurchase  Option. The Shares shall be subject to a repurchase option
          ------------------
in favor of the Company as follows:

         (a) If, at any time prior to the "Vesting  Date" (as defined in Section
5.3 below), the Purchaser ceases to be an employee of the Company by reason of termination of the Purchaser's employment by the Company for cause or due to the Purchaser's voluntary resignation from the Company's employ, the Company shall have the right and option to repurchase and acquire from the Purchaser, and upon exercise of such right and option the Purchaser shall sell to the Company, all or any portion of the Shares then owned by such Purchaser for a purchase price of $.06(2)/3 per share (as adjusted for stock splits, stock dividends, stock combinations, reorganization and the like) (the "Repurchase Price").

         (b) In addition to the provisions of Section 5.1(a) above and subject to approval of the Compensation Committee of the Board of Directors of the Company, if, at any time prior to the Vesting Date, the Purchaser ceases to be an employee of the Company as a result of: (1) the Purchaser's voluntary retirement from the Company's employ at or after age 62; (2) the Purchaser's death, major disability or significant illness; or (3) the termination of the Purchaser's employment by the Company without cause, the Company shall have the right and option to repurchase and acquire from the Purchaser, and upon exercise of such right and option the Purchaser shall sell to the Company, for a price per share equal to the Repurchase Price, that number of Shares which is equal to the difference between (i) the total number of Shares, minus (ii) the product of
(A) 1/48 of the total number of Shares, times (B) the number of full months that the Purchaser has remained an employee of the Company during the period from the Effective Date through the date of such cessation of employment with the Company.

         5.2 Exercise of Repurchase  Option. (a) The repurchase option hereunder
             ------------------------------
shall only be exercised upon approval thereof by the Compensation Committee of the Board of Directors of the Company, specifying the number of Shares to be repurchased. Upon such approval, the Company shall exercise the repurchase option provided in this Section by delivering or mailing to the Purchaser written notice of exercise specifying the number of Shares to be repurchased by the Company within thirty (30) days after the effective date of the termination of Purchaser's service as an employee of the Company.

         (b) Within ten (10) days after the Purchaser's receipt of the Company's notice of the exercise of the repurchase option pursuant to subsection (a) above, the Purchaser (or his/her estate, executors, administrators, heirs or personal representatives, as the case may be) shall tender to the Company at its principal offices the certificate or certificates representing the Shares which the Company has elected to re-purchase, duly endorsed in blank by the Purchaser or with duly endorsed stock powers attached thereto, all in form suitable for the transfer of such shares to the Company. Upon its receipt of such Shares, the Company shall deliver or mail to the Purchaser a check in the amount of aggregate re-purchase price therefore.

         (c) After the time at which any Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Purchaser shall cease to be the owner or holder of such Shares for all purposes, and the Company shall not pay any dividend to the Purchaser on account of the purchased Shares or permit the Purchaser to exercise any of the privileges or rights of a stockholder with respect to such Shares.

         5.3 Termination of Repurchase Option. The Company's right of repurchase
             --------------------------------
of the Shares under this Section 5 shall terminate as to all of the Shares upon the first to occur of the following dates (the "Vesting Date"):

            (a)   the date which is four (4) years after the Effective Date;

            (b) the date of a Change in Control of the Company. Change in Control shall mean the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization; or any transaction (other than an issuance of shares by the Company for cash) in or by means of which one or more persons acting in concert acquire, in the aggregate, more than 50% of the combined voting power of Company's outstanding equity securities; or the sale, transfer or other disposition of all or substantially all of the Company's assets.

         6. Restrictions on Transfer.
            ------------------------

         6.1  Transfer  Restrictions.  The  Purchaser  shall  not,  directly  or
              ----------------------
indirectly, sell, assign, transfer, encumber, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively, "Transfer"), any of the Shares or any interest therein so long as they remain subject to the repurchase option set forth in Section 5.1, except as expressly permitted pursuant to Section 6.2 below. Any sale or Transfer, or purported sale or Transfer, of Shares in violation of the provisions of this Section shall be null and void.

         6.2 Permitted  Transfers.  The following  transactions  shall be exempt
             --------------------
from the restrictions on Transfer set forth in Section 6.1:

                  (i) the Purchaser's transfer of any or all of the Shares either during his/her lifetime or on death by will or intestacy to his/her immediate family or to a trust the beneficiaries of which are exclusively one or more of the Purchaser and a member or members of the Purchaser's immediate family, except any such transfers made pursuant to any divorce or separation proceedings or settlement (for purposes hereof, the term "immediate family" shall mean spouse, lineal descendant, father, mother, brother or sister of the Purchaser making the transfer); or

                  (ii) a Transfer of Shares to the guardian or conservator of the Purchaser; provided, however, that in any such case, the transferee or other recipient shall receive and hold such stock subject to the provisions of this Agreement and there shall be no further Transfer of such stock except in accordance with this Agreement. No Transfer pursuant to this paragraph shall be effective, and the Company shall not be required to recognize any transferee of Shares hereunder as a stockholder of the Company, unless and until the conditions set forth in the preceding sentence have been met and the transferee agrees in writing to be bound by the provisions of this Agreement.

         7. Restrictive  Legend. All certificates  representing  Shares owned by
            -------------------
the Purchaser shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws or under the Shareholders Agreement:

                  THE SHARES EVIDENCED BY THIS CERTIFICATE ARE
                  SUBJECT TO  RESTRICTIONS  ON TRANSFER AND AN
                  OPTION  TO  PURCHASE  SET FORTH IN A CERTAIN
                  RESTRICTED STOCK PURCHASE  AGREEMENT BETWEEN
                  THE   CORPORATION  (OR  ITS  PREDECESSOR  IN
                  INTEREST) AND THE  REGISTERED  OWNER OF THIS
                  CERTIFICATE   (OR  HIS/HER   PREDECESSOR  IN
                  INTEREST),  AND SUCH  AGREEMENT IS AVAILABLE
                  FOR INSPECTION  WITHOUT CHARGE AT THE OFFICE
                  OF THE CORPORATION.

         8. Adjustments for Stock Splits, Stock Dividends,  etc. If from time to
            ---------------------------------------------------
time while the Shares are subject to the repurchase option, or restrictions on transfer set forth herein, there is any stock split-up, stock dividend, stock distribution or other reclassification of the stock of the Company, any and all new, substituted or additional securities to which the Purchaser is entitled by reason of his ownership of the Shares shall be immediately subject to such repurchase option and restrictions on transfer in the same manner and to the same extent as the Shares and the price payable to the Purchaser upon the Company's exercise of the repurchase option shall be appropriately adjusted.

         9.  Remedies.  (a) The  Purchaser  acknowledges  and  agrees  that  any
             --------
violation of the provisions of this Agreement will cause irreparable damage to the Company and that the Company will have no adequate remedy at law for such violation. Accordingly, the Purchaser agrees that the Company shall be entitled as a matter of right to an injunction, specific performance or other appropriate equitable relief from any court of competent jurisdiction, restraining any further violation of such provision or affirmatively compelling the Purchaser to carry out his or her obligations hereunder. Such right to equitable relief shall be cumulative and in addition to any other right or remedy the Company may have at law or in equity.

                  (b) In the event that the Purchaser fails to deliver any certificates representing Shares required to be transferred to the Company pursuant to the terms of this Agreement, the Company may (i) elect to establish a segregated account in which the purchase price for such Shares shall be placed, such account to be turned over to the Purchaser upon delivery of the certificates representing such Shares together with appropriate instruments of transfer duly executed by the Purchaser, and (ii) immediately thereafter take such action as may be required to transfer record title to such Shares to itself. The Purchaser hereby grants the Company a power of attorney for effecting any transfer in accordance with the previous sentence, such power of attorney to be deemed coupled with an interest and irrevocable.

         10. Section 83(b) Election. Purchaser understands that under Section 83
             ----------------------
of the Internal Revenue Code of 1986, as amended (the "Code"), the difference between the purchase price paid for the Shares and their fair market value on the date any forfeiture restrictions applicable to such Shares lapse will be reported as ordinary income at that time. For this purpose, the term "forfeiture restrictions" includes the right of the Company to repurchase the Shares pursuant to its repurchase option under Section 5 of this Agreement. Purchaser understands that Purchaser may elect to be taxed at the time the Shares are acquired hereunder to the extent the fair market value of the Shares differs from the purchase price rather than when and as such Shares cease to be subject to such forfeiture restrictions, by filing an election under Section 83(b) of the Code with the I.R.S. within thirty (30) days after the date of purchase hereunder. If the fair market value of the Shares at the date of purchase equals the purchase price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future. Purchaser understands that failure to make this filing within the thirty (30) day period will result in the recognition of ordinary income by the Purchaser (in the event the fair market value of the Shares increases after the date of purchase) as the forfeiture restrictions lapse. PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER'S SOLE RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY ELECTION UNDER SECTION 83(b). PURCHASER IS RELYING SOLELY ON PURCHASER'S ADVISORS WITH RESPECT TO THE DECISION AS TO WHETHER OR NOT TO FILE AN 83(b) ELECTION. PURCHASER ALSO AGREES TO PROVIDE COMPANY WITH A COPY OF THE 83(b) ELECTION IF SO FILED.

         11.  Withholding.  The  Company  shall  have the right to  deduct  from
              -----------
payments of any kind otherwise due to the Purchaser any federal, state or local taxes of any kind required by law to be withheld with respect to any of the Shares issued hereunder.

         12.  Severability.  The invalidity or unenforceability of any provision
              ------------
of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

         13. Waiver;  Amendment.  No provision of this Agreement shall be waived
             ------------------
or amended, either generally or in any particular instance, except in a writing signed by the Company and the Purchaser.

         14. Binding  Effect.  This Agreement shall be binding upon and inure to
             ---------------
the benefit of the Company and the Purchaser and their respective heirs, executors, administrators, legal representatives, successors and assigns. No transfer of any of the Shares shall be effective unless the transferee first agrees in writing to all of the terms hereof.

         15. No Rights To Employment.  Nothing contained in this Agreement shall
             -----------------------
be construed as giving the Purchaser any right to be retained, in any position, as an employee of or consultant or advisor to the Company.

         16. Notices.  All notices  required or permitted  hereunder shall be in
             -------
writing and deemed effectively given upon personal delivery, delivery by Federal Express or other recognized overnight delivery service or upon deposit in the United States Post Office, by registered or certified mail, postage prepaid, return receipt requested, if to the Company at its executive offices and if to the Purchaser at the address shown beneath his or her signature to this Agreement, or in either case at such other address or addresses as either party shall designate to the other in accordance with this Section.

         17.  Pronouns.  Whenever the context may require,  any pronouns used in
              --------
this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

         18. Entire  Agreement.  This Agreement and the documents and agreements
             -----------------
referenced herein constitute the entire agreement between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement.

         19.  Governing Law. This Agreement shall be construed,  interpreted and
              -------------
enforced in accordance with the laws of the State of New York. The Company and each of the Purchasers hereby (a) agree that any action, suit or other proceeding arising out of or based upon this Agreement shall be brought in the courts of the State of New York or any federal court located in such state, and
(b) irrevocably consent and submit to the exclusive jurisdiction of such courts for the purpose of any such action, suit or proceeding.

         20. 1999 Stock Plan.  The Shares are issued  pursuant to the  Company's
             ---------------
Amended and Restated 1999 Stock Plan, a copy of which has been furnished to the Purchaser, and are subject to such Plan in all respects.

        21.  Section 409A  Compliance.  This Stock Purchase Right is intended to
             ------------------------
comply with the requirements of Section 409A, and the regulations issued thereunder. To the extent of any inconsistencies with the requirements of
Section 409A, the Stock Purchase Right shall be interpreted and amended in order to meet such Section 409A requirements. Notwithstanding anything contained in this Agreement or in any amendments attached hereto to the contrary, it is the intent of the Corporation to have this Plan interpreted and construed to comply with any and all provisions Section 409A including any subsequent amendments, rulings or interpretations from appropriate governmental agencies.

                                [END OF DOCUMENT]

                               [SIGNATURES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                     BALCHEM CORPORATION


                                     By:
                                         -----------------------------------
                                           Dino A. Rossi, President & CEO



                                     PURCHASER:

                                     ----------------------------------------
                                     (Signature)

                         Address:
                                     ----------------------------------------

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